EXHIBIT 32

                   CERTIFICATION REQUIRED BY 18 U.S.C.SS.1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Decorator Industries, Inc. ("the Company") on Form 10-Q for the quarterly period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William A. Bassett, Chief Executive Officer of the Company, and Michael K. Solomon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2007              By: /s/ William A. Bassett
                                    -------------------------------------
                                    William A. Bassett
                                    Chief Executive Officer and President


Date: May 15, 2007              By: /s/ Michael K. Solomon
                                    -------------------------------------
                                    Michael K. Solomon
                                    Chief Financial Officer